0206-0315016
                                                                    Exhibit 23.2



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 Nos. 333-33968, 333-44104, and 333-33966) and in the related Prospectus
Supplement  and  Form S-8 Nos. 333-44500, 333-44488, 333-44486, and 333-74214 of
APA Optics, Inc. of our report dated May 11, 2001, with respect to the financial statements of APA Optics, Inc. included in this Form 10-K for the year ended March 31, 2002.

                                          /s/  Ernst & Young LLP

Minneapolis, Minnesota
June 12, 2002


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